Investment Thesis Financial Data as of 09-30-15 Dated: November 9, 2015 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 12 Financial Data as of 09-30-15 Dated: November 9, 2015

Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability.  Forward-looking statements can be identified by the use of the words
“anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning.
These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; expected cost savings in connection with recent branch divestitures may not be fully realized, and deposit attrition, customer loss, and revenue loss may be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition;
government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and
Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC.  These forward-
looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures
These slides contain non-GAAP financial measures. For purposes of
Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements)
of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly
comparable measure so calculated and presented.   In this regard, GAAP
refers to generally accepted accounting principles in the United States.
Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National
•
Largest financial services bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky and Michigan
–
164 financial centers
–
185 ATMs
•
Focused on community banking with a full suite of product offerings:
–
Retail and small business
–
Wealth management
–
Mortgage
•
Guided by three strategic imperatives
–
Strengthen the risk profile
–
Enhance management discipline
–
Achieve consistent quality earnings
Source: SNL Financial, Company filings, FactSet
Estimates
Note: Market data as of November 3, 2015; financial information as of September 30, 2015.
Summary Overview
Company Description
Headquarters
Evansville, IN
Market Cap (millions)
$ 1,639
2016E P / E
13.8x
P / TBV
192%
Dividend Yield
3.4%
LTM Average Daily Volume
616,046
Total Assets
$ 11,915
Trust Assets Under Management
$8,202
Total Core Deposits
$ 8,561
3Q15 ROAA
1.26%
$ in millions, except noted
–
Investment services
–
Capital markets
–
Insurance
Asset Mix
Liability Mix
3Q15 Revenue Breakdown

Investment Thesis
•
Attractive footprint that offers both leading share in mature markets and room to expand in higher growth markets
•
Consistent financial performance with distinct revenue streams and actions taken to improve efficiency
•
Diverse loan portfolio with growth accelerating while maintaining strong credit metrics
•
Disciplined acquisitions that are exceeding expectations with robust future opportunities
•
Steward of capital –
organic growth, dividend / share repurchases, and
acquisitions
•
Achieving strategic imperatives

Commitment to Excellence 7

Old National’s Landscape 8

Unemployment Rates in Top Growth Markets

5.2
5.0
5.4
4.7
5.1
4.3
5.3
4.6
4.4
5.7
3.8
3.8
4.3
3.6
4.0
3.5
3.9
3.3
3.1
4.9
Unemployment Rate
(Not Seasonally Adjusted %)
Sep-14
Sep-15
•
Unemployment rates have consistently been below the national average

Reported net income of $37.7 million, or $.33 per share
50% increase in EPS
Continue to grow organic revenue
5.6% annualized loan growth, net of branch sales and change in covered loans
Stable Core Net Interest Margin
1
Improve operating leverage
3.5% decline in operational expenses
2
Adjusted Efficiency Ratio
3
of 67.2%
Completed branch sales in mid-August
Prudent use of capital
694,000 shares of stock repurchased
306,000 shares remaining under current authorization
Tangible Common Equity
3
of 7.56%
Increase in Tangible Book Value
3
of 3.8%
1
See
slide
24
for
definition
of
core
net
interest
margin
2
See
slide
33
for
definition
of
operational
expenses
3
Non-GAAP
financial
measure
which
Management
believes
is
useful
in
evaluating
the
financial
results
of
the
Company
–
see
Appendix
for
Non-GAAP
reconciliation

3Q15 Highlights vs. 2Q15

3Q15 Adjusted Net Income
Adjusted Net Income excludes acquisition, divestiture charges & net gain on branch divestitures –
see Appendix for Non-GAAP reconciliation
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company –
see Appendix for Non-GAAP
reconciliation
3Q15
ROA of .99%
1
ROTCE of 15.0%
1
The Durbin Amendment to the Dodd-Frank Act became effective for Old National beginning July 1, 2015, reducing 3Q15 interchange income by $2.7 million.
$0.28
$0.26
3Q14
3Q15
Adjusted Earnings Per Share
$31.5
$29.4
3Q14
3Q15
Adjusted Net Income

3Q15 vs. 2Q15 Adjusted Highlights

•
Solid fundamentals driven by disciplined execution
EPS
+4% Q/Q
TBV
+4% Q/Q
Adjusted Net Income, Operational Expenses and Adjusted Efficiency Ratio excludes acquisition, divestiture charges & net gain on branch divestitures –
see Appendix for Non-GAAP reconciliations
1
Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company –
see Appendix for Non-GAAP
reconciliations                                                                $ in millions, except per share data
The
Durbin
Amendment
to
the
Dodd-Frank
Act
became
effective
for
Old
National
beginning
July 1, 2015, reducing 3Q15 interchange income by $2.7 million.
Impacting the Balance Sheet during 3Q15 was the completion of two sales, totaling 17 banking centers, $193.6 million in loans and $555.8 million in deposits.
vs. 2Q15
vs. 2Q15
Adjusted Earnings Per Share
$0.26
4.0%
Tangible Book Value Per Share
$7.45
3.8%
Core Net Interest Margin
3.14%
- 1 bp
EOP Assets
$11,915.2
-1.3%
Total Revenue (FTE) (less gains)
$146.4
-3.6%
EOP Earning Assets
$10,343.1
-1.2%
Operational Expenses
$100.6
-3.5%
EOP Total Loans, including LHFS
$6,866.7
-1.7%
Adjusted Net Income
$29.4
-1.3%
EOP Core Deposits
$8,561.1
-2.3%
Shares Outstanding
115.153
-0.9%
EOP Tangible Common Equity
$853.2
3.1%
Adjusted Efficiency Ratio
67.2%
+ 30 bps
Tangible Common Equity Ratio
7.56%
+ 33 bps
Net Charge-Offs/Average Loans
-0.05%
+ 11 bps
Nonperforming Assets Ratio
2.26%
-42 bps
Financial Highlights
Balance Sheet
1
1
1
1
1
1
1
1
1

Investment Thesis Financial Data as of 09-30-15 Dated: November 9, 2015

Total Loan Growth
$ in millions –
End of Period
1
Includes Loans Held for Sale and Covered Loans and net of branch sales
Loan growth
predominantly in
footprint, not
syndicated deals,
participations or
acquired
14
$6,983.7
$6,866.7
$98.0
($193.6)
($21.4)
June 30, 2015
Sold Loans
Change in
Covered Loans
Organic Growth
September 30,
2015
1
1

Commercial & Commercial Real Estate
Loans
$378.0
$373.2
2Q15
3Q15
$ in millions
1
New
Quarterly
Production
includes
50%
credit
for
line
of
credit
unfunded
commitments
2
Yield
is
based
on
funded
balances
only
3.37%
3.40%
2Q15
3Q15
New
Quarterly
Production
Production Yield
2
Average loan size of 3Q15 production is less than $450,000
$356
$299
$341
$106
$210
$183
$115
$232
$178
$577
$740
$702
3Q14
2Q15
3Q15
Discussed
Proposed
Accepted
Loan Pipeline

1

Loan Production & Yield Trends $ in millions New quarterly production includes unfunded commitments – Yield is based on funded balances only Residential Mortgage Consumer Direct Consumer Indirect 16

Loan Concentrations –
Excluding Covered Loans
As of September 30, 2015
Commercial
Commercial Real Estate
17
Healthcare/Social
Services, 8%
Public Admin, 9%
Manufacturing,
14%
Educational
Services, 8%
Wholesale Trade,
8%
Retail, 6%
Other, 20%
Real Estate Rental
& Leasing, 5%
Agriculture, 7%
Construction &
Land Dev, 7%
Finance &
Insurance, 4%
Professional
Services, 4%
Industrial-Owner
Occupied
5%
Industrial-Non
Owner Occupied
5%
Retail-Owner
Occupied
5%
Retail-Non Owner
Occupied
9%
Office-Non Owner
Occupied
11%
Office-Owner
Occupied
9%
Multifamily
10%
Acquisition &
Development
2%
Construction
16%
Other
3%
Family Rental
4%
Other-Owner
Occupied
12%
Other-Non Owner
Occupied
9%
Diversified Commercial Loan Portfolio

$ in millions
Credit Quality
$142.3
$167.8
$140.7
3Q14
2Q15
3Q15
Substandard Nonaccruing + Doubtful
Loans
$175.8
$173.9
$141.2
3Q14
2Q15
3Q15
Special Mention Loans
$102.8
$88.7
$111.2
3Q14
2Q15
3Q15
Substandard Accruing Loans

Net Charge-Offs / Provision
$ in millions
0.03%
0.06%
-0.05%
$2.6
$2.3
$0.2
-$1.0
$0.0
$1.0
$2.0
$3.0
-0.1%
0.0%
0.1%
0.2%
0.3%
3Q14
2Q15
3Q15
Net Charge-Offs / Provision
NCOs
Provision for Loan Losses
YTD net recoveries of
$0.9 million & YTD
provision expense of
$2.4 million

Credit Quality –
ALLL and Mark Summary
$ in millions
1
Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount  considers credit risk and
should be included as part of total coverage         N/A = not applicable

Conservative Lending Limits/Risk Grades
Borrower
1
Asset Quality Rating
(Risk Grades)
In-House Lending Limit
1
($ in millions)
0 –
Investment Grade
$30
1 –
Minimal Risk
$25
2 –
Modest Risk
$25
3 –
Average Risk
$22.5
4 –
Monitor
$15
5 –
Weak Monitor
$10
6 –
Watch
$7.5
7 –
Criticized (Special Mention)
$5
In-house lending limits conservative relative to ONB’s legal lending limit at 09-30-15 of $158.3 million per borrower
1
Includes entire relationship with borrower
Borrower
1
Asset Quality Rating
(Risk Grades)
8 –
Classified (Problem)
9 –
Nonaccrual

0.00
2.00
4.00
6.00
8.00
10.00
12.00
Total
ABS
Corporates
Municipals
CMOs
Pools
Agencies
Treasuries
4.04
0.00
5.11
9.71
3.07
5.13
3.29
0.00
Duration of Purchases
Investment Portfolio Purchases 3Q15
1
1
Data as of September 30, 2015
22
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
Total
ABS
Corporates
Municipals
CMOs
Pools
Agencies
Treasuries
2.19%
0.00%
2.66%
4.87%
1.86%
2.77%
1.67%
0.00%
T/E Book Yield of Purchases
Q3 2015 Purchases-
Book Value
Treasuries
-
Agencies
106,221,961
Pools
6,780,313
CMOs
113,771,900
Municipals
31,060,495
Corporates
8,611,898
ABS
-
Equity
-
Total
266,446,567

Investment Portfolio
1
Includes market value for both available-for-sale and held-to-maturity securities
23
$ in millions
Book
Value
Jun 30,
2015
Book
Value
Sep 30,
2015
Market
Value1
Jun 30,
2015
Market
Value
1
Sep 30,
2015
Market
Value $
Change
Federal National Mortgage Association
$412.6
$340.8
$414.5
$343.5
Federal Home Loan Mortgage Corporation
242.6
186.5
241.5
186.6
Federal Farm Credit Bank
53.8
53.7
53.5
54.1
Federal Home Loan Bank and Other
135.5
205.4
135.0
205.4
Subtotal U.S. Government Agencies-Senior
Debentures
$844.5
$786.4
$844.5
$789.6
($54.9)
U.S. Treasury
$12.0
$12.0
$12.2
$12.2
Mortgage Backed Securities
$1,120.7
$1,145.0
$1,124.5
$1,154.9
$30.4
Trust Preferred
27.2
27.2
15.9
15.9
Other Corporate
323.9
291.7
322.3
288.6
Subtotal Corporate Securities
$351.1
$318.9
$338.2
$304.5
($33.7)
Municipal Securities –
Taxable
$195.8
$195.2
$235.0
$242.5
$7.5
Municipal Securities –
Tax Exempt
$849.3
$877.3
$850.6
$883.4
$32.8
Federal Reserve, FHLB Stock, Other Securities
$106.5
$121.1
$106.5
$121.1
$14.6
Totals
$3,479.9
$3,455.9
$3,511.5
$3,508.2
($3.3)

Net Interest Margin
1

1
Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company –
see Appendix for Non-GAAP reconciliation
2
ONB Core includes contractual interest income of Monroe, Integra, IN Community, Tower, United, Lafayette and Founders loans
2

Acquired Loans 25 $ in millions – as of September 30, 2015 1 $14 million is considered nonaccrual PCI = Purchased Credit Impaired 1

$36.9
$57.5
$59.0
$86.6
$56.7
$29.5
$20.4
$(0.4)
$3.4
$9.3
$43.2
$10.8
$0.7
$0.4
2011
2012
2013
2014
2015
2016
2017
Projected Accretion Income
Projected Purchase Accounting Impact
Actual Accretion
Projected Accretion
1
Actual Discount
Projected Discount
1
$ in millions
1
Projections assume no prepayments –
updated quarterly –
subject to change
IA = Indemnification Asset
Manageable declines in purchase accounting impact expected in future periods
Actual IA Amortization
Projected IA Amortization
1
Net Income Statement Contribution
$252.9
$224.1
$146.1
$148.5
$108.6
$79.1
$58.7
2011
2012
2013
2014
2015
2016
2017
Projected Remaining Discount

$ in thousands
Change to Net Interest Income based on a one year time horizon
Refer to slide 29 for rate curves
22.2% of total non-interest
bearing DDA are considered rate
sensitive
41% of C&I and CRE loans
reprice within one year
16% of loans have floors; less
than 1% of these loans are
currently below their floor rates
Investment portfolio duration of
4.03 at 09/30/15, down from 4.23
at 06/30/15.
Modeled Interest Rate Sensitivity

$ in thousands Change to Net Interest Income based on a two year time horizon Refer to slide 29 for rate curves Modeled Interest Rate Sensitivity 28

Interest Rate Curves 29

694,000 shares of stock repurchased at an average price of $13.89 during 3Q15
306,000 shares remain available for repurchase under the current authorization
$ and shares in millions
Tangible Common Equity

$
in
millions
Total Revenue
The Durbin
Amendment to the
Dodd-Frank Act
became effective
for Old National
beginning July 1,
2015, reducing
3Q15 interchange
income by $2.7
million
31
$108.4
$92.1
$97.1
$34.4
$55.0
$44.3
$15.4
$142.8
$147.1
$156.8
3Q14
2Q15
3Q15
Fees, Service Charges, Security Gains & Other Rev.
Branch Sale Gains
Net Interest Income

Fee-Based Business Revenue
$ in millions
Contingency Revenues
$9.4
$8.3
2Q15
3Q15
Wealth
Management
$10.1
$0.1
$10.2
$9.9
2Q15
3Q15
Insurance
$4.7
$4.4
2Q15
3Q15
Investments
$4.3
$3.2
2Q15
3Q15
Mortgage
Banking

$ in millions
1
Operational
expenses
=
total
noninterest
expense
less
merger/integration
costs
and
efficiency
program
charges
–
includes
ongoing
operating
costs
associated
with
recent acquisitions
Closed on previously
announced sale of 17
branches in 3Q15
Adjusted 3Q15 efficiency
ratio of 67.2%
2
Expect operational
expenses to be in the mid
$90’s in 4Q15
FTE reduction of 245 from
3Q14 to 3Q15
2
Non-GAAP
financial
measure
which
Management
believes
is
useful
in
evaluating
the
financial
results
of
the
Company
–
see
Appendix
for
Non-GAAP
reconciliation
Noninterest Expense
33
$96.4
$104.2
$100.6
$3.6
$5.5
$2.0
$100.0
$109.7
$102.6
3Q14
2Q15
3Q15

Returned to
community
bank model
2004
2005
Sold non-
strategic
market –
Clarksville, TN
–
5 branches
2006
Sold non-
strategic market
–
O’Fallon, IL –
1 branch
2007
2008
2009
2010
2011
2012
2013
Acquired St.
Joseph Capital –
Entry into
Northern IN
market
February, 2007
Acquired 65
Charter One
branches
throughout
Indiana
March, 2009
Acquired Monroe
Bancorp –
Enhanced
Bloomington, IN
presence
January, 2011
Acquired Indiana
Community –
Entry into
Columbus, IN
September, 2012
FDIC-assisted
acquisition of
Integra Bank
July, 2011
Sold non-
strategic
market –
Chicago-area -
4 branches
Consolidation
of 21 branches
Acquired 24
MI / IN branches
July, 2013
Consolidation
of 2 branches
Consolidation
of 8 branches
Consolidation
of 1 branch
Consolidation
of 10 branches
Consolidation
of 12 branches
Consolidation
of 44 branches
Consolidation
of 5 branches
Sold  12
branches
Consolidation
of 22 branches
Acquired 209
Sold 39
Consolidated 148
Acquired Tower
Financial –
Enhancing Ft.
Wayne, IN
presence April,
2014
Acquired
United
Bancorp —
Entering Ann
Arbor, MI  July,
2014
2014
Consolidation
of 4 branches
Acquired  LSB
Financial Corp.–
Enhancing
Lafayette, IN
presence
November 1,
2014
Acquired
Founders
Financial
Corporation–
Entry into Grand
Rapids , MI
January 1, 2015
2015
Consolidation
of 19 branches
Transforming Old National’s Landscape
Sold 17
branches

•
Stock ownership guidelines have been
established for named executive officers as
follows:
•
As of September 30, 2015, each named executive
officer has met their stock ownership requirement
Committed to Strong Corporate Governance

Executive Compensation 36 • Tied to long term shareholder value:

Appendix XXXXXXXXXXX XX

Non-GAAP Reconciliations
$
in
millions
end of period balances
3Q14
2Q15
3Q15
Total Shareholders’ Equity
$1,407.2
$1,456.7
$1,476.0
Deduct:  Goodwill and Intangible Assets
(530.5)
(629.5)
(622.8)
Tangible Common Shareholders’ Equity
$876.7
$827.3
$853.2
Total Assets
$11,179.8
$12,075.8
$11,915.2
Add:  Trust Overdrafts
0.1
0.1
0.1
Deduct:  Goodwill and Intangible Assets
(530.5)
(629.5)
(622.8)
Tangible Assets
$10,649.4
$11,446.4
$11,292.5
Tangible Equity to Tangible Assets
8.23%
7.23%
7.56%
Tangible Common Equity to Tangible
Assets
8.23%
7.23%
7.56%
Net Income
$29.1
$26.2
$37.7
After-Tax Intangible Amortization
2.2
2.7
2.6
Tangible Net Income
$31.3
$28.8
$40.3
ROTCE
14.29%
13.95%
18.88%

Non-GAAP Reconciliations
$ in millions

3Q14
2Q15
3Q15
Pre-Tax Income (FTE Basis)
$44.7
$39.9
$59.0
Acquisition/Divestiture Charges & Gain on Branch Sales
$3.6
$5.5
($13.4)
Adjusted Pre-tax income
$48.3
$45.4
$45.6
Taxes
($16.8)
($15.6)
($16.2)
Adjusted Net Income
$31.5
$29.8
$29.4
Average Diluted Shares
111.947
116.223
115.153
Adjusted EPS
$0.28
$0.25
$0.26
end of period balances
3Q14
2Q15
3Q15
Total Shareholders’ Equity
$1,407.2
$1,456.7
$1,476.0
Deduct:  Goodwill and Intangible Assets
(530.5)
(629.5)
(622.8)
Tangible Common Shareholders’ Equity
$876.7
$827.3
$853.2
Risk Weighted Assets
$7,063.5
$8,023.9
$7,592.9
Tangible Common Equity to Risk Weighted Assets
12.41%
10.31%
11.24%
end of period balances
3Q14
4Q14
1Q15
2Q15
3Q15
Total Shareholders’ Equity
$1,407.2
$1,465.8
$1,483.3
$1,456.7
$1,476.0
Deduct:  Goodwill and Intangible Assets
(530.5)
(569.5)
(631.6)
(629.5)
(622.8)
Tangible Common Shareholders’ Equity
$876.7
$896.2
$851.6
$827.3
$853.2
Common Shares Issued and Outstanding at Period End
113,984
116,847
116,983
115,205
114,523
Tangible Common Book Value
$7.69
$7.67
$7.28
$7.18
$7.45

Non-GAAP Reconciliations

3Q14
2Q15
3Q15
Net Interest Income ($ in 000's)
$108,367
$92,097
$97,104
Taxable Equivalent Adjustment
4,488
4,757
4,965
Net Interest Income –
Taxable Equivalent
$112,855
$96,854
$102,069
Average Earning Assets
$9,444,853
$10,325,938
$10,364,691
Net Interest Margin
4.59%
3.57%
3.75%
Net Interest Margin –
Fully Taxable Equivalent
4.78%
3.75%
3.94%
3Q14
2Q15
3Q15
Net Interest Income ($ in 000's)
$108,367
$92,097
$97,104
Taxable Equivalent Adjustment
4,488
4,757
4,965
Net Interest Income –
Taxable Equivalent
$112,855
$96,854
$102,069
Less Accretion
34,367
15,562
20,645
Net Interest Income –
Taxable Equivalent Less Accretion
$78,488
$81,292
$81,424
Average Earning Assets
$9,444,853
$10,325,938
$10,364,691
Core Net Interest Margin -
Fully Taxable Equivalent
3.32%
3.15%
3.14%

Non-GAAP Reconciliations
Efficiency Ratio - As Reported
3Q15
Net Interest Income (FTE) ($ in millions)
$102.1
Noninterest Income
59.7
Less Security Gains
0.9
Revenue Less Security Gains
160.9
Noninterest Expense
102.6
Intangible Amortization
2.9
Noninterest Expense Less Intangible Amortization
99.7
Efficiency Ratio
61.97%
Efficiency Ratio Excluding Acquisition, Divestiture Charges & Net Gain on Branch Divestitures
3Q15
Net Interest Income (FTE) ($ in millions)
$102.1
Noninterest Income
59.7
Less Security Gains
0.9
Less Gain on Branch Sales
             15.4
Revenue Less Security Gains
145.6
Noninterest Expense
102.6
Intangible Amortization
2.9
Acquisition Costs
0.2
Branch Divestitures
1.8
Noninterest Expense Less Intangible Amortization, Acquisition & Branch Divestiture Cost
97.8
Adjusted Efficiency Ratio
67.19%

Non-GAAP Reconciliations
$ in millions

3Q15
Net Income
$37.7
Acquisition/Divestiture Charges & Gain on Branch Sales (after tax)
($8.3)
Adjusted Net Income
$29.4
Average Assets
$11,927.8
Adjusted ROA
0.99%
3Q15
Net Income
$37.7
Acquisition/Divestiture Charges & Gain on Branch Sales (after tax)
($8.3)
Adjusted Net Income
$29.4
Plus After-Tax Intangible Amortization
$2.6
Tangible Net Income
$32.0
Adjusted ROTCE
15.00%

Old National’s Peer Group
Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Associated Banc-Corporation
ASB
IberiaBank Corporation
IBKC
BancFirst Corporation
BANF
MB Financial Inc.
MBFI
BancorpSouth, Inc.
BXS
National Penn Bancshares Inc.
NPBC
Bank of Hawaii Corporation
BOH
Park National Corporation
PRK
Chemical Financial Corporation
CHFC
PrivateBancorp, Inc.
PVTB
Commerce Bancshares, Inc.
CBSH
Prosperity Bancshares Inc.
PB
Cullen/Frost Bankers, Inc.
CFR
Renasant Corporation
RNST
F.N.B. Corporation
FNB
South State Corporation
SSB
First Commonwealth Financial Corporation
FCF
TCF Financial Corporation
TCB
First Finanacial Bancorp.
FFBC
TFS Financial Corporation
TFSL
First Merchants Corporation
FRME
Trustmark Corporation
TRMK
First Midwest Bancorp Inc.
FMBI
UMB Financial Corporation
UMBF
FirstMerit Corporation
FMER
United Bankshares Inc.
UBSI
Flagstar Bancorp Inc.
FBC
Valley National Bancorp
VLY
Fulton Financial Corporation
FULT
WesBanco Inc.
WSBC
Home Bancshares, Inc.
HOMB
Wintrust Financial Corporation
WTFC

Investor Contact
Additional information can be found on the
Investor Relations web pages at
www.oldnational.com
Investor Inquiries:
Lynell J. Walton, CPA
SVP –
Director of Investor Relations
812-464-1366
lynell.walton@oldnational.com
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